Exhibit 10.32

FOURTH RENEWAL PROMISSORY NOTE

PURSUANT TO F.S. 201.08, THIS FOURTH RENEWAL PROMISSORY NOTE (THIS "NOTE") IS A RENEWAL OF THAT CERTAIN THIRD RENEWAL PROMISSORY NOTE DATED AS OF SEPTEMBER 26, 2018 (THE "THIRD RENEWAL NOTE"), AS SUCH THIRD RENEWAL NOTE RENEWED THAT CERTAIN SECOND RENEWAL PROMISSORY NOTE DATED AS OF SEPTEMBER 6, 2017 (THE "SECOND RENEWAL NOTE"), RENEWED THAT CERTAIN RENEWAL PROMISSORY NOTE DATED AS OF SEPTEMBER 30, 2016 (THE "FIRST RENEWAL NOTE"), AS SUCH FIRST RENEWAL NOTE RENEWED THAT CERTAIN PROMISSORY NOTE DATED AS OF DECEMBER 1, 2014, PAYABLE TO BANK BY THE UNDERSIGNED OBLIGORS IN THE ORIGINAL PRINCIPAL AMOUNT OF $70,000,000 (THE "ORIGINAL NOTE"). FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450 WERE REMITTED TO THE FLORIDA DEPARTMENT OF REVENUE BY BANK OR ON BEHALF OF BANK AS REQUffiED BY LAW IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE ORIGINAL NOTE, WHICH IS NOT SECURED BY FLORIDA REAL PROPERTY. NO ADDITIONAL SUMS ARE BEING ADVANCED HEREUNDER, NOR WERE ANY ADDITONAL SUMS ADVANCED UNDER THE FIRST RENEWAL NOTE OR THE SECOND RENEWAL NOTE OR THE THIRD RENEWAL NOTE AND NO PERSONS HAVE BEEN ADDED AS ADDITIONAL OBLIGORS PURSUANT TO THE TERMS HEREOF. ACCORDINGLY, NO ADDITIONAL DOCUMENTARY STAMP TAXES ARE DUE AND PAYABLE IN CONNECTION WITH THIS NOTE. THE ORIGINAL NOTE, THE FIRST RENEWAL NOTE, THE SECOND RENEW AL NOTE AND THE THIRD RENEWAL NOTE ARE ATTACHED HERETO.

FOURTH RENEWAL PROMISSORY NOTE

$70,000,000.00 August 25, 2020

FOR VALUE RECEIVED, the undersigned ALICO, INC., a Florida corporation ("Alico"); ALICO-AGRI, LTD., a Florida limited partnership ("Alico-Agri"); ALICO PLANT WORLD, L.L.C., a Florida limited liability company ("Plant World''); ALICO FRUIT COMPANY, LLC, a Florida limited liability company ("Fruit Company"); ALICO LAND DEVELOPMENT INC., a Florida corporation ("Land Development"); ALICO CITRUS NURSERY, LLC, a Florida limited liability company ("Citrus Nursery", and together with Alico, Alico-Agri, Plant World, Fruit Company and Land Development, each a "Borrower" and collectively the "Borrowers") hereby, jointly and severally, promise to pay to the order of RABO AGRIFINANCE LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter "Bank"), on or before the Revolving Credit Maturity Date, the aggregate principal amount of SEVENTY MILLION AND 00/100 DOLLARS (US$70,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by Bank to the undersigned, in immediately available funds as provided in the Credit Agreement (defined below), together with interest thereon, until such principal amount is paid in full, at such interest rates, and payable at such times, as provided in the Credit Agreement. All payments shall be made to Bank in lawful money of the United States of America at 14767 N Outer 40 Road, Suite 400, Chesterfield, MO 63017.

This Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of December 1, 2014, as amended by that certain First Amendment to Credit Agreement and Consent dated as of February 26, 2015, that certain Second Amendment to Credit Agreement dated as of July 16, 2015, that certain Third Amendment to Credit Agreement dated as of September 30, 2016, that certain Consent and Waiver Agreement dated as of December 20, 2016, that certain Fourth Amendment to Credit Agreement dated September 6, 2018, that certain Fifth Amendment to Credit Agreement dated as of October 30, 2017, that certain Sixth Amendment, Consent and Waiver to Credit Agreement dated as of July 18, 2018, that certain

Seventh Amendment to Credit Agreement dated as of September 26, 2018, that certain Eighth Amendment and Waiver to Credit Agreement dated as of August 29, 2019, that certain Ninth Amendment and Waiver to Credit Agreement dated as of June 26, 2020 and that certain Tenth Amendment to Credit Agreement dated as of the date hereof (as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among the Borrowers and Bank. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Note evidences the Loans made by Bank under the Credit Agreement.

Bank may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information (or an error contained in such information) shall not affect the obligation of the Borrowers to pay amounts evidenced hereby.

Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrowers. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrowers agree, jointly and severally, to pay, in addition to principal and interest, all costs of collection in connection therewith, including reasonable attorneys' fees.

This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

This Note shall be governed by, construed and interpreted in accordance with, the laws of the State of Florida applicable to contracts made and to be performed within the State of Florida, without reference to the conflicts of law principles thereof.

Time is of the essence of this Note.

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IN WITNESS WHEREOF, the Borrowers have caused this Note to be duly executed under seal as of the date first above written.

ALICO, INC.,

a Florida corporation

By:

Name: John E. Kiernan

Title: Chief Financial Officer

ALICO-AGRI, LTD.,

a Florida limited partnership

By: Alico, Inc., a Florida corporation, its General Partner

By:

Name: John E. Kiernan

Title: Chief Financial Officer

ALICO PLANT WORLD, L.L.C.,

a Florida limited liability company

By: Alico-Agri, Ltd., a Florida limited partnership, its Sole Member

By: Alico, Inc., a Florida corporation, its General Partner

By:

Name: John E. Kiernan

Title: Chief Financial Officer

ALICO FRUIT COMPANY, LLC,

a Florida limited liability company

By: Alice, Inc., a Florida corporation, its Managing Member

By:

Name: John E. Kiernan

Title: Chief Financial Officer

ALICO LAND DEVELOPMENT INC.,

a Florida corporation

By:

Name: John E. Kiernan

Title: Chief Financial Officer

ALICO CITRUS NURSERY, LLC,

a Florida limited liability company

By: Alice, Inc., a Florida corporation, its Managing Member

By:

Name: John E. Kiernan

Title: Chief Financial Officer